Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
25	Subsequent Events After the Reporting Date

The Company on Aug. 17, 2022 announced that its majority shareholder, BPGIC Holdings Limited has expressed an interest to acquire all the shares of the Company that it does not currently own and to take the Company private. The Board of Directors of the Company is considering the proposal and will be entering into substantive negotiations. Any transaction, if entered into, will be subject to the receipt of a fairness opinion and approval of the Company’s shareholders and bondholders. There can be no assurance that a transaction will be entered into.

30	Subsequent Events

On January 11, 2023, the Group received an additional notice of non-compliance from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) due to the Group not having been able to file interim financial statements for the period ended June 30, 2022 with the Securities and Exchange Commission (the “SEC”) by December 31, 2022, as required by Nasdaq Listing Rule 5250(c)(2) (the “Filing Rule”). The Staff stated that the additional filing delinquency could serve as an additional basis for the delisting of the Group’s securities from Nasdaq. The Group was provided with the opportunity to update the Nasdaq Hearings Panel (the “Panel”) regarding the status of its efforts to evidence compliance with the Filing Rule prior to the expiration of the extension previously granted by the Panel on April 26, 2023. The Group has updated to the Panel with respect to its compliance efforts.

On February 15, 2023 the Group announced a partnership through the company’s subsidiary Brooge Renewable Energy (“BRE”) with Siemens Energy (“SE”), one of the world’s largest energy technology companies, to build a PV solar farm to supply BRE’s Green Hydrogen and Green Ammonia project in Abu Dhabi, United Arab Emirates. BRE and SE partnership is aimed to build up to 650 MW solar PV plant to supply BRE’s planned Phase 1 of the green ammonia project with renewable energy. Siemens Energy will serve as the Technical Partner to Brooge and exclusive provider of solutions including engineering, design procurement, and construction of up to a 650 MW solar PV plant including grid connection and operation and maintenance services. The two companies will partner to obtain the necessary project approvals from governmental agencies as a first step of the project.

30	Subsequent Events

●	In February 2022, the Group made a withdrawal of the term loan facility obtained in September 2021 of USD 2,376,804 from a commercial bank in UAE to partially finance the purchase of corporate office of the Group. The principal repayment will be 24 quarterly installments commencing six months from the disbursement date. This facility carries interest rate of 3 Months EIBOR + 4% p.a (minimum 6.5% p.a) to be paid along with the installments.

●	The Company had received a letter from The Nasdaq Stock Market dated May 23, 2022 (the “Notice”), stating that the Company is not in compliance with Listing Rule 5250(c)(1). The Notice does not impact the Company’s listing on the Nasdaq Capital Market at this time, provided that the Company cures the deficiency under Nasdaq Listing Rule 5250(c)(1) within the time period specified by the applicable rule.

●	On Nov. 22, 2022, the Company was notified that the Nasdaq Hearings Panel (the “Panel”) had granted its request to continue trading of Brooge Energy’s securities on Nasdaq at least through the completion of the Company’s hearing before the Panel and the expiration of any extension that may be granted by the Panel to the Company following the hearing.

●	The Company on Aug. 17, 2022 the Company announced that its majority shareholder, BPGIC Holdings Limited (“Holdings”), has expressed an interest to acquire all the shares of the Company that it does not currently own and to take the Company private. The Board of Directors of the Company is considering the proposal and will be entering into substantive negotiations. Any transaction, if entered into, will be subject to the receipt of a fairness opinion and approval of the Company’s shareholders and bondholders. There can be no assurance that a transaction will be entered into.

Bond Waiver letter

On April 27, 2022, the Group entered into an agreement with the Bondholders to implement following amendments to the Bond Financing Facility, effective immediately:

(a)	Waiver of the Events of Defaults that are triggered by the technical breaches of the Leverage Ratio and positive Working Capital covenants until December 31, 2022.

(b)	The requirement to maintain a Leverage Ratio to not exceed certain thresholds is suspended (waived) for the results period from December 31, 2021 to and including December 30, 2022, and shall be tested again for the 12 months results period from (and including) January 1, 2022 to December 31, 2022 (inclusive) at 3.5x, stepping down to 3.0x anytime thereafter (as per the original terms of the Bond Financing Facility). For the avoidance of doubt, the costs associated with the amendments shall not be taken into consideration in EBITDA when calculating Leverage Ratio.

(c)	The requirement to maintain a positive Working Capital is suspended (waived) for the period from December 31, 2021 to and including December 30, 2022, and shall be tested again starting from and including December 31, 2022.

(d)	Permitted Distribution:

(i)	No Permitted Distribution shall be made before BPGIC is in compliance with financial covenant requirements under the original terms of the Bond Facility Financing.

(ii)	Furthermore, BPGIC shall provide to the Bond Trustee a written statement signed by its chief executive officer and chief financial officer within three business days prior to any permitted distribution under the terms of the Bond Financing Facility that (A) states the amount being distributed as a permitted distribution, (B) confirms the conditions with respect to such distribution are satisfied, and (C) declares such distribution will not lead to an Event of Default on the next testing date.

32	Subsequent Events

●	On September 21, 2022 the Group announced that its wholly owned subsidiary, Brooge Petroleum and Gas Investment Company FZE inaugurated its Phase II storage facility. The new Phase II facility was built utilizing state-of-the-art technology to maximize performance and efficiency and can store not only crude and fuel oils but also clean petroleum products which is a competitive edge the company is able to provide to its customers. Additionally, the Company is also able to provide is customers with ancillary services including product blending and heating.

31	Subsequent Events

The outbreak of Novel Coronavirus (COVID 19) continues to progress and evolve. Therefore, it is challenging now, to predict the full extent and duration of its business and economic impact. The outbreak of Covid-19 has had an impact on demand for oil and petroleum products. Recent global developments in March 2020 have caused further volatility in commodity markets.

The extent and duration of such impacts remain uncertain and dependent on future developments that cannot be accurately predicted at this time, such as the transmission rate of the coronavirus and the extent and effectiveness of containment actions taken. Given the ongoing economic uncertainty, a reliable estimate of the impact cannot be made at the date of authorisation of these consolidated financial statements. These developments could impact our future financial results, cash flows and financial condition.

The Group has entered into a land lease agreement, dated as of February 2, 2020 (the “Phase III Land Lease Agreement”), by and between Group and the Fujairah Oil Industry Zone (“FOIZ”) to lease an additional plot of land that has a total area of approximately 450,000 m2 (the “Phase III Land”). Group intends to use the relevant land to expand its crude oil storage and service and refinery capacity (“Phase III”).

On April 7, 2020 the Company changed its name from Brooge Holding Limited to Brooge Energy Limited.

The Group negotiated another amendment to the term loan facilities (1) and (2) on 15 June 2020. Loans (1) and (2) are now payable in 46 and 16 instalments, respectively, with the first installment starting from June 30, 2020 with final maturity in July 30, 2030 and July 31, 2023, respectively. The loan 1 carries interest at 6 months EIBOR + 4% (minimum 5%) and to be further enhanced to 6 month EIBOR + 4.5% (minimum 5%) from January 2021 as compared to interest at 3 month EIBOR + 3% previously, and, the loan 2 carries interest at 3 months EIBOR + 4% (minimum 5%) and to be further enhanced to 3 month EIBOR + 4.5% (minimum 5%) as compared to interest at 3 month EIBOR + 3% previously The Group has to pay USD 8.8 million for term loan (1) and (2) in 2020 which represents the cumulative instalments including interest outstanding from periods prior to this amended agreement and an amendment fee of USD 136,000. All securities and covenants under the original agreements remain in effect under the amended agreement except debt service reserve account (DSRA) balance to be maintained from October 31, 2020 and debt service coverage ratio (DSCR) to be commenced from December 31, 2020. Under this agreement, term loans (1) and (2) are also secured by assignment of the proceeds from operation of the tanks of Phase 1 and Phase 2.

As part of management’s plans to alleviate the significant doubt disclosed in Note 2.2, in September 2020, BPGIC FZE issued bonds amounting to USD 200 million to private investors. Each bond has a face value of USD 1 and an issue price of USD 0.95. The semi-annual bond repayment of USD 7 million commenced in November 2021 and continuous until May 2025, with one final bullet repayment of USD 144 million due in November 2025. These bonds carry interest at a rate of 8.5% per annum payable semi-annually. The proceeds from the bond issue were used to fund capital projects and settle the Group’s outstanding term loans with the remaining balance (if any) to be used to fund working capital requirements. The proceeds of the bonds were drawn down on November 13, 2020 and the outstanding term loan fully settled.

26	Subsequent Events

The significant events that occurred after the balance sheet date, which require disclosures in the financial statements are as follows:

February 25, 2019

The owners transferred the ownership in Brooge Petroleum and Gas Investment Company FZC to Brooge Petroleum and Gas Investment Company plc (“BPGIC plc”). Thereafter, the Company has become “Brooge Petroleum and Gas Investment Company FZE”.

March 31, 2019

An amount of USD 75,000,000 was contributed by the owners.

April 15, 2019

A business combination agreement was entered into between the Company’s owners and Twelve Seas, Brooge Holdings Limited, Brooge Merger Sub Limited, a subsidiary of Brooge Holdings Limited. BPGIC plc became party to the business combination agreement by execution of a joinder thereto on May 10, 2019.

September 10, 2019

The Company entered into an agreement with its lender to amend the terms of it’s Term Loan 1.

24	September 2020

On 24 September 2020, the Company issued long term fixed interest rate senior secured bonds of USD 200,000,000 to private investors with a face value of USD 1 at an issue price of USD 0.95. The Company can issue further bonds of up to USD 50,000,000 under identical terms except issue price that can be above or below the nominal amount, subject to certain conditions. The proceeds of the bonds of USD 186,000,000 net of USD 4,000,000 of transaction costs were drawn down during November 2020. In accordance with the terms of the bonds, the proceeds were used to settle the existing term loans. An amount of USD 85,000,000 were transferred to a Construction account to be used solely to fund the remaining Phase 2 construction costs. The balance proceeds were used for general corporate purposes.